U.S. SECURITIES AND EXCHANGE COMMISSION

                                WASHINGTON, D.C.

                                   FORM 8-K

                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



                                   May 8, 2002
                 ------------------------------------------------
                 Date of Report (date of earliest event reported)



                          ALL-AMERICAN SPORTPARK, INC.
              ----------------------------------------------------
              Exact Name of Registrant as Specified in its Charter



           Nevada                   0-24970              88-0203976
---------------------------     ---------------    ----------------------
State or Other Jurisdiction     Commission File    IRS Employer Identifi-
     of Incorporation                Number             cation Number



           6730 Las Vegas Boulevard South, Las Vegas, Nevada 89119
          ----------------------------------------------------------
          Address of Principal Executive Officer, Including Zip Code



                                (702) 798-7777
              --------------------------------------------------
              Registrant's Telephone Number, Including Area Code



                 1000 Highway 34, Matawan, New Jersey  07747
         -----------------------------------------------------------
         Former Name or Former Address, if Changed Since Last Report












ITEM 1.  CHANGES IN CONTROL OF REGISTRANT.

     On May 8, 2002, Sports Entertainment Enterprises, Inc. ("SPEN") completed a distribution of all of the shares of common stock of All-American SportPark, Inc. (the "Company") held by SPEN to SPEN's shareholders of record on May 3, 2002. The 2,250,000 shares of common stock distributed represents approximately 66.2% of the outstanding shares of the Company. As a result of the distribution, SPEN no longer has any ownership interest in the Company.

     As a result of the distribution, the principal shareholders have changed. The following table sets forth, as of May 8, 2002, the stock ownership of each person known by the Company to be the beneficial owner of five percent or more of the Company's Common Stock, each Officer and Director individually, and all Directors and Officers of the Company as a group. Except as noted, each person has sole voting and investment power with respect to the shares shown.

  Name and Address                    Amount and Nature           Percent
of Beneficial Owners               of Beneficial Ownership        of Class
--------------------               -----------------------        --------

Vaso Boreta                                  3,863 (1)              0.1%
6730 South Las Vegas Boulevard
Las Vegas, Nevada  89119

Ronald S. Boreta                           975,463 (2)             26.2%
6730 South Las Vegas Boulevard
Las Vegas, Nevada  89119

Robert R. Rosburg                            1,383                   *
49-425 Avenida Club La Quinta
La Qunita, California  92253

William Kilmer                               1,383                   *
1853 Monte Carlo Way
Coral Springs, Florida  33071

Kirk Hartle                                100,000 (6)              2.9%
6730 South Las Vegas Boulevard
Las Vegas, Nevada  89119

John Boreta                                500,450 (3)             14.7%
6730 South Las Vegas Boulevard
Las Vegas, Nevada  89119

Boreta Enterprises, Ltd. (4)               360,784                 10.6%
6730 South Las Vegas Boulevard
Las Vegas, Nevada  89119

ASI Group LLC (5)                          637,044                 18.7%
c/o Agassi Enterprises, Inc.
Suite 750
3960 Howard Hughes Parkway
Las Vegas, Nevada  89109

All Directors and Officers               1,082,092                 28.3%
as a Group (5 persons)
_________________________


                                      2


 *  Less than 0.1%.

(1) Includes 28 shares held directly and 3,835 shares which represents Vaso Boreta's share of the Common Stock held by Boreta Enterprises, Ltd.

(2) Includes 402,229 shares held directly, 248,234 shares which represents Ronald Boreta's share of the Common Stock held by Boreta Enterprises, Ltd., and 325,000 shares underlying Stock Options held by Ronald Boreta.

(3) Includes 391,735 shares held directly, 108,715 shares which represents John Boreta's share of the Common Stock held by Boreta Enterprises Ltd.

(4) Boreta Enterprises Ltd. is a Nevada limited liability company whose members and respective percentage ownership are as follows:

          Ronald Boreta - 68.81%
          John Boreta   - 30.13%
          Vaso Boreta   -  1.06%

    Ronald Boreta is the sole manager of Boreta Enterprises, Ltd.

(5) ASI Group LLC is a Nevada limited liability company whose members are Andre K. Agassi and Perry Craig Rogers.

(6) Represents shares underlying options exercisable within 60 days held by the named person.


                                 SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                  ALL-AMERICAN SPORTPARK, INC.



Dated:  June 4, 2002              By:/s/ Kirk Hartle
                                     Kirk Hartle, Chief Financial Officer
















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